John Hancock Variable Insurance Trust

Supplement dated August 10, 2015

to the Statement of Information dated April 27, 2015

The section under, “Appendix III – Portfolio Manager Information - DIMENSIONAL FUND ADVISORS LP” is amended and restated as follows:

DIMENSIONAL FUND ADVISORS LP

Emerging Markets Value Trust
International Small Company Trust
Small Cap Opportunities Trust

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the trusts referenced above (the “Portfolios”), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional Fund Advisors LP (“Dimensional”). The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolios, based on the parameters established by the Investment Committee. The personnel named below coordinate the efforts of all other portfolio managers and trading personnel with respect to the day-to-day management of the Portfolios as shown below:

Emerging Markets Value Trust	Karen E. Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Daniel Ong and Bhanu P. Singh
International Small Company Trust	Karen E. Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Arun Keswani and Bhanu P. Singh
Small Cap Opportunities Trust	Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, and Joel Schneider

The following chart reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of June 30, 2015:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Karen E. Umland, CFA	61	$132,322	9	$2,956	40	$16,102
Joseph H. Chi, CFA	112	$268,124	21	$12,273	87	$25,258
Jed S. Fogdall	112	$268,124	21	$12,273	87	$25,258
Henry F. Gray	101	$245,955	15	$10,481	86	$25,235
Bhanu P. Singh	44	$134,079	12	$9,317	47	$9,156
Daniel Ong*	0	N/A	0	N/A	0	N/A
Arun Keswani*	0	N/A	0	N/A	0	N/A
Joel Schneider*	0	N/A	0	N/A	0	N/A

*Arun Keswani, Daniel Ong, and Joel P. Schneider did not share primary responsibility in the oversight of day-to-day management responsibilities for accounts as of June 30, 2015; as such, information regarding such accounts is not presented.

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Karen E. Umland, CFA	0	N/A	0	N/A	2	$1,229
Joseph H. Chi, CFA	0	N/A	1	$179	3	$1,252
Jed S. Fogdall	0	N/A	1	$179	3	$1,252
Henry F. Gray	0	N/A	1	$179	2	$1,229
Bhanu P. Singh	0	N/A	1	$179	1	$23
Daniel Ong*	0	N/A	0	N/A	0	N/A
Arun Keswani*	0	N/A	0	N/A	0	N/A
Joel Schneider*	0	N/A	0	N/A	0	N/A

*Arun Keswani, Daniel Ong and Joel P. Schneider did not share primary responsibility in the oversight of day-to-day management responsibilities for accounts as of June 30, 2015; as such, information regarding such accounts is not presented.

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the Portfolios that they managed as June 30, 2015.

DESCRIPTION OF COMPENSATION STRUCTURE

Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

In addition, portfolio managers are given the option of participating in Dimensional's Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolios, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Portfolios.

•	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Portfolio or an Account.

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.